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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 7, 2003



                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      000-21531               05-0376157
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)


                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: Not Applicable

(b) Pro Forma Financial Information: Not Applicable

(c) Exhibits.

              Exhibit No.     Description
              -----------     -----------

                 99.1         Press Release, dated July 7, 2003,
                              announcing the Company's earnings estimates for its fiscal year ending July 31, 2004.

Item 9. Regulation FD Disclosure

       On July 7, 2003, the Company issued a press release announcing its earnings estimates for its fiscal year ending July 31, 2004. A copy of this press release is attached as an exhibit to this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED NATURAL FOODS, INC.


                                         By: /s/ Rick D. Puckett
                                             ----------------------------
                                             Rick D. Puckett
                                             Vice President, Treasurer and Chief
                                             Financial Officer

                                         Date:  July 14, 2003


                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

     99.1 Press Release, dated July 7, 2003, announcing the Company's earnings estimates for its fiscal year ending July 31, 2004.